SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

                                   EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                                Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2017, EnviroStar, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Martin-Ray Laundry Systems, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Buyer”), and William Mann, Jim Hohnstein and Timm Mullen (collectively, the “Stockholders”) and Martin-Ray Laundry Systems, Inc., a Colorado corporation (the “Martin Ray”, and collectively with the Stockholders, the “Selling Group”). Pursuant to the Asset Purchase Agreement, the Buyer has agreed to acquire substantially all of the assets and assume certain liabilities of Martin-Ray (the “Transaction”).

Subject to certain book value and other adjustments, the consideration for the Transaction will be equal to $4,000,000 (the “Purchase Price”) consisting of: (i) $2,000,000 in cash (the “Cash Amount”), of which $400,000 (the “Escrow Amount”) will be deposited in an escrow account for no less than 18 months after the date of the closing of the Transaction (subject to extension in certain circumstances); and (ii) 98,668 shares (the “Stock Consideration”) of common stock, par value $0.025 per share (the “Common Stock”). The Company intends to fund the Cash Amount with cash on-hand and if necessary the Company’s Revolving Line of Credit.

The Asset Purchase Agreement contains representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, the Selling Group, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the Selling Groups’ indemnification obligations are secured, in part, by the Escrow Amount.

The Asset Purchase Agreement contains certain termination rights for the Company and the Selling Group, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before August 31, 2017; and (iii) the non-performance of any material covenant or other agreement set forth in the Asset Purchase Agreement after an opportunity to cure in some cases.

As a condition to the closing of the Transaction, the members of the Selling Group and Symmetric II Capital II LLC (“Symmetric II”), a company controlled by the Company’s Chairman and Chief Executive Officer, Henry Nahmad, and of which Mr. Nahmad is the Manager, will enter into a Stockholders Agreement with the Company, pursuant to which, among other things, each member of the Selling Group will agree to vote all shares of Common Stock owned by them at any time during the term of the Stockholders Agreement as directed by the Manager of Symmetric II and grant to the Manager of Symmetric II an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement will also contain, among other things (i) certain transfer restrictions with respect to the shares of Common Stock held by the Selling Group and (ii) certain drag-along and tag-along provisions with respect to certain proposed sales of Common Stock by Symmetric II and its affiliates. The Stockholders Agreement will have a term of three years, subject to earlier termination under certain circumstances.

The Company expects the closing of the Transaction to occur within 30 days, subject to certain closing conditions, including, but not limited to, (i) the approval by the NYSE MKT of the listing of the Stock Consideration to be issued at the closing of the Transaction; (ii) the accuracy of the representations and warranties of the parties; and (iii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Asset Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration will not be a public offering for purposes of Section 4(a)(2) because of its being made only to the Stockholders, each such person’s status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of EnviroStar, Inc., dated June 2, 2017.

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, those relating to the proposed Transaction described in this Current Report on Form 8-K, including that the potential benefits of the proposed Transaction may not be realized to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of Martin-Ray, and the risk that the conditions to closing the proposed Transaction may not be satisfied and that the proposed Transaction may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition and growth strategy. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended June 30, 2016 filed with the SEC on September 20, 2016. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. Any forward-looking statements relating to the proposed Transaction are based on the Company’s current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the Transaction. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: June 2, 2017	By:	/s/ Henry Nahmad
Henry Nahmad,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of EnviroStar, Inc., dated June 2, 2017.